                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                       NUVEEN MUNICIPAL VALUE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETINGS                              333 West Wacker Drive
OF SHAREHOLDERS - JULY 30, 1997                        Chicago, Illinois 60606
                                                       (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.

June 23, 1997

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value") and Nuveen Municipal Income Fund, Inc. ("Municipal Income"), each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 30, 1997, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect three (3) directors to the Board of Directors of each Fund.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on June 2, 1997 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

JOINT PROXY STATEMENT                                    333 West Wacker Drive
JUNE 23, 1997                                            Chicago, Illinois 60606
                                                         (800) 257-8787



NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value") and Nuveen Municipal Income Fund, Inc. ("Municipal Income") (individually, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 30, 1997 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees for director, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of the other Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of June 2, 1997 there were issued and outstanding 194,959,522 shares of Municipal Value and 7,816,401 shares of Municipal Income. Those persons who were shareholders of record at the close of business on June 2, 1997 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 23, 1997.

1. ELECTION OF DIRECTORS OF EACH FUND

At the Annual Meeting of each Fund three (3) directors are to be elected for a three year term, as described below. The Board of Directors of each Fund has designated Robert P. Bremner, William J. Schneider and Judith M. Stockdale as nominees for directors for terms expiring at the Annual Meeting of Shareholders in 2000, and until their successors have been duly elected and qualified.

The Board of Directors of each Fund is divided into three classes with the terms of each of the first, second and third classes expiring at the Annual Meetings of the Funds in the years indicated in the table below. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the directors of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by each Fund's present Board of Directors.

The table below shows each nominee's or continuing director's age, principal occupation and other business affiliations, the year in which each nominee or continuing director was first elected or appointed a director of each Fund and the number of common shares of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee or continuing director beneficially owned as of April 30, 1997. Messrs. Bremner and Schneider were appointed to each Fund's Board of Directors in May 1997 and will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Mr. Bremner was appointed to fill the vacancy that existed on the Funds' Board of Directors and the appointment of Mr. Schneider was made in connection with an expansion in the size of the Board of Directors. In addition, Ms. Stockdale will also be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale's appointment, which is effective July 1, 1997, is intended to fill a vacancy that will occur upon the retirement of Margaret K. Rosenheim from each Fund's Board of Directors on July 30, 1997. Pursuant to the term limits set by the Board, Mrs. Rosenheim is not eligible for reelection. The Board of Directors and all management of the Nuveen Funds wish to express their appreciation to Mrs. Rosenheim for her contributions to the Nuveen Funds. As of April 30, 1997, Mrs. Rosenheim owned 175 shares of Municipal Value and 172 shares of Municipal Income.

The Board of Directors of Municipal Value mourn the recent passing of Royce A. Hoyle, a director of the Funds from 1984 to 1991 and a director of Municipal Value from 1994 to 1997.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTOR OF EACH FUND

-------------------------------------------------------------------------------------------
                                                                   FULL SHARES OF
                                                                    COMMON STOCK
                                                                BENEFICIALLY OWNED ON
                                                                   APRIL 30, 1997
                                          YEAR FIRST      ---------------------------------
  NAME, AGE AND PRINCIPAL      YEAR       ELECTED OR                                ALL
   OCCUPATION OF NOMINEES      TERM        APPOINTED      MUNICIPAL  MUNICIPAL    NUVEEN
  AS OF APRIL 30, 1997(1)     EXPIRES     A DIRECTOR      VALUE(2)   INCOME(2)   FUNDS(3)
-------------------------------------------------------------------------------------------
CLASS II, MUNICIPAL INCOME
CLASS III, MUNICIPAL VALUE
Robert P. Bremner (56)        2000      1997-                     0          0          893(4)
Director of the Funds;                  each Fund
private investor and
management consultant.
William J. Schneider (52)     2000      1997-                     0          0       16,443
Director of the Funds;                  each Fund
Senior partner,
Miller-Valentine Partners;
Vice President
Miller-Valentine Realty,
Inc.
Judith M. Stockdale (49)      2000      1997-                     0          0            0
Director of the Funds                   each Fund
(effective July 1, 1997);
Executive Director (since
1994) of the Gaylord and
Dorothy Donnelley
Foundation; prior thereto,
Executive Director (from
1990 to 1994) of the Great
Lakes Protection Fund.
------------------------------------------------------------------------------

CONTINUING DIRECTORS OF EACH FUND

--------------------------------------------------------------------------------------------------
                                                                                    FULL SHARES OF
                                                                                      COMMON STOCK
                                                                             BENEFICIALLY OWNED ON
                                                                                    APRIL 30, 1997
                                                 YEAR FIRST        -------------------------------
NAME, AGE AND PRINCIPAL OCCUPATION OF  YEAR      ELECTED OR                                    ALL
CONTINUING DIRECTORS AS OF             TERM      APPOINTED         MUNICIPAL  MUNICIPAL     NUVEEN
APRIL 30, 1997(1)                      EXPIRES   A DIRECTOR        VALUE(2)   INCOME(2)   FUNDS(3)
--------------------------------------------------------------------------------------------------
CLASS I, MUNICIPAL INCOME
CLASS II, MUNICIPAL VALUE
*Anthony T. Dean (52)                  1999      1996                      0          0      5,695
Director and President of the Funds
(since July 1996); Chairman (since
July 1996) and Trustee (since July
1994) of the Nuveen Select Tax-Free
Portfolios advised by Nuveen
Institutional Advisory Corp.;
President (since July 1996) and
Director of The John Nuveen Company,
John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
Anne E. Impellizzeri (64)              1999      1994-                     0          0      2,000
Director of the Funds; President and             each Fund
Chief Executive Officer of Blanton-
Peale, Institute.

CLASS III, MUNICIPAL INCOME
CLASS I, MUNICIPAL VALUE
Lawrence H. Brown (62)                 1998      1993-                     0          0      3,864
Director of the Funds; retired                   each Fund
(August 1989) as Senior Vice
President of The Northern Trust
Company.
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                       FULL SHARES OF
                                                                                         COMMON STOCK
                                                                                   BENEFICIALLY OWNED
                                                                                       APRIL 30, 1997
                                                        YEAR FIRST    -------------------------------
                                              YEAR      ELECTED OR                                ALL
NAME, AGE AND PRINCIPAL OCCUPATION OF         TERM      APPOINTED     MUNICIPAL  MUNICIPAL     NUVEEN
CONTINUING DIRECTORS AS OF APRIL 30, 1997(1)  EXPIRES   A DIRECTOR    VALUE(2)   INCOME(2)   FUNDS(3)
-----------------------------------------------------------------------------------------------------

Peter R. Sawers (64)                          1998       1991-                0      1,974      9,105
Director of the Funds; Adjunct Professor of              each Fund
Business and Economics, University of
Dubuque, Iowa; Adjunct Professor, Lake
Forest Graduate School of Management, Lake
Forest, Illinois; prior thereto, Executive
Director, Towers Perrin Australia
(management consultant); Chartered Financial
Analyst; Certified Management Consultant.
*Timothy R. Schwertfeger (48)                 1998       1994-           14,367          0    154,499
Director of the Funds and (since July 1996)              each Fund
Chairman of the Funds; Trustee and President
(since July 1996) of the Nuveen Select
Tax-Free Portfolios advised by Nuveen
Institutional Advisory Corp.; Chairman
(since July 1996) and Director of The John
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
-----------------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' Adviser, Nuveen Advisory Corp.

(1) The director nominees of the Funds, except Ms. Stockdale are board members of 42 Nuveen open-end funds and 52 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). Ms. Stockdale will be a board member of the NAC Funds effective July 1, 1997. In addition, Messrs. Dean and Schwertfeger are also board members of 8 funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) The above persons have sole voting power and sole investment power as to the shares listed, except that Timothy R. Schwertfeger holds his shares of Municipal Value jointly with his spouse. No director or director nominee beneficially owned as much as 1% of the outstanding Common Stock of either Fund.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).

(4) Represents shares which are owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all exchange-traded funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the exchange-traded funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral. In addition, the Directors who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1996 and the total compensation that the Nuveen funds accrued for each director during the calendar year 1996, including any interest earned for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings for that calendar quarter on the shares of such Nuveen fund.

--------------------------------------------------------------------------------

                                                                            TOTAL
                                                                     COMPENSATION
                                                                     NUVEEN FUNDS
                                        AGGREGATE COMPENSATION       ACCRUED FOR
          NAME OF DIRECTOR              FROM THE FUNDS               DIRECTORS(1)
---------------------------------------------------------------------------------
                                       MUNICIPAL      MUNICIPAL
                                           VALUE         INCOME
                                       ------------------------
Robert P. Bremner(2)                    $    0          $  0          $       0
Lawrence H. Brown                       $2,853          $324          $  59,000
Anne E. Impellizzeri                    $2,853          $324          $  59,000
Margaret K. Rosenheim                   $3,117          $336          $66,815(3)
Peter R. Sawers                         $2,853          $324          $  59,000
William J. Schneider(2)                 $    0          $  0          $       0
Judith M. Stockdale(2)                  $    0          $  0          $       0

--------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Brenner and Scheider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds effective December 31, 1996 and January 31, 1997. Ms Stockdale was appointed to the Board of the NAC Funds, including the Funds, effective July 1, 1997.

(3) Includes $1,565 in interest accrued on deferred compensation from prior years.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The respective executive committees of each Fund held thirteen meetings during the fiscal year ended October 31, 1996.

Each Fund's Board of Directors has an audit committee currently composed of Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers and William J. Schneider, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1996.

Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The respective nominating committees of each Fund held one meeting during the fiscal year ended October 31, 1996. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

The Board of Directors of each Fund held seven meetings during the fiscal year ended October 31, 1996. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The Funds have the same executive officers. The following table sets forth information as of April 30, 1997 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of Directors of each Fund after the Annual Meeting, which Board of Directors' meeting is presently scheduled to be held on July 30, 1997 for each Fund.

---------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR PAST FIVE YEARS                               POSITION AND OFFICES WITH FUNDS
---------------------------------------------------------------------------------

William M. Fitzgerald, 33                         Vice President
Vice President of Nuveen Advisory Corp.           (since 1996)
(since December 1995); prior thereto,
Assistant Vice President (from September
1992 to December 1995) and Assistant
Portfolio Manager (from June 1988 to
September 1992) of Nuveen Advisory Corp.;
Chartered Financial Analyst.
Kathleen M. Flanagan, 49                          Vice President
Vice President of John Nuveen & Co.               (since 1994)
Incorporated; Vice President (since June
1996) of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
J. Thomas Futrell, 41                             Vice President
Vice President of Nuveen Advisory Corp.;          (since 1991)
Chartered Financial Analyst.
Steven J. Krupa, 39                               Vice President
Vice President of Nuveen Advisory Corp.           (since 1990)
Anna R. Kucinskis, 51                             Vice President
Vice President of John Nuveen & Co.               (since 1991)
Incorporated.


---------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR PAST FIVE YEARS                               POSITION AND OFFICES WITH FUNDS
---------------------------------------------------------------------------------
Larry W. Martin, 45                               Vice President (since 1993) &
Vice President (since September 1992),            Assistant Secretary (since
Assistant Secretary and Assistant General         1989)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.;
Assistant Secretary (since February 1993) of
The John Nuveen Company.
Edward F. Neild, IV, 31                           Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
September 1996); prior thereto, Assistant
Vice President of Nuveen Advisory Corp.
(from December 1993 to September 1996) and
Nuveen Institutional Advisory Corp. (from
May 1995 to September 1996); previously,
Portfolio Manager of Nuveen Advisory Corp.
(January 1992); Chartered Financial Analyst.
O. Walter Renfftlen, 57                           Vice President & Controller
Vice President and Controller of The John         (since each Fund's
Nuveen Company, John Nuveen & Co.                 organization)
Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr., 45                       Vice President
Vice President of Nuveen Advisory Corp. and       (since each Fund's
Nuveen Institutional Advisory Corp.;              organization)
Chartered Financial Analyst.
H. William Stabenow, 62                           Vice President & Treasurer
Vice President and Treasurer of The John          (since 1988)
Nuveen Company John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
Gifford R. Zimmerman, 40                          Vice President (since 1993) &
Vice President (since September 1992),            Assistant Secretary (since
Assistant Secretary and Assistant General         1989)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.
---------------------------------------------------------------------------------

On April 30, 1997, directors and executive officers of the Funds as a group beneficially owned 14,542 shares of Municipal Value and 2,146 shares of Municipal Income (less than 1% of each Fund). On April 30, 1997, directors, director nominees and executive officers of the Funds as a group beneficially owned 289,486 common shares of all funds managed by the Adviser (excluding money market funds). As of April 30, 1997, no person is known to the Funds to have owned beneficially more than five percent of the shares of Common Stock of either Fund.

The parties have settled certain legal actions challenging Municipal Value's January 1994 rights offering which were filed in January 1994 and thereafter by the shareholders of

Municipal Value in federal district court in Chicago and in state court in Minneapolis, Minnesota against John Nuveen & Co. Incorporated, Nuveen Advisory Corp., the directors of Municipal Value at the time of the rights offering, Municipal Value's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated. The actions included allegations that the defendants violated federal and state law and Municipal Value's Articles of Incorporation in connection with the rights offering. As described in a court approved notice of the proposed settlement sent to shareholders, Municipal Value will not bear any cost of the settlement and will be reimbursed for attorney's fees it incurred in the litigation as part of the settlement. Municipal Value may also receive additional money if any of the settlement amounts go undistributed or unclaimed. The cost of the settlement will be paid one-half each by insurers for the Fund's former outside counsel and for Nuveen. The federal district court approved the settlement on June 3, 1997; the settlement will become final absent any appeal. If an appeal is taken, the settlement will become final if and when the approval of the federal district court is upheld.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1997. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1996, all Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Municipal Value in its initial public offering of shares in June 1987 and for Municipal Income in its initial public offering of shares in April 1988.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of either of the Funds to be held in 1998 a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 23, 1998.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $4,000.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at either Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                          NUV797

                                                                    PROXY BALLOT

NUVEEN MUNICIPAL VALUE FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 1997

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Municipal Value Fund, Inc. to be held on July 30, 1997, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: Robert P. Bremner, William J. Schneider and Judith M. Stockdale (each to a term expiring in 2000).

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


--------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                                SEE REVERSE SIDE

                                                                          NUV797


The Board of Directors recommends a vote FOR all nominees and the proposal:      Please mark your votes as in this example. [X]
-------------------------------------------------------------------------------------------------------------------------------
1.  Election of Directors:           [ ] FOR                 [ ] WITHHOLD authority           [ ] WITHHOLD authority to vote
    (See reverse for nominees)           all nominees            to vote for all nominees         for nominees indicated below:

INSTRUCTIONS:                                                                                      ---------------------------
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR       AGAINST      ABSTAIN
2.  Ratification of the selection of Ernst & Young LLP as independent auditors for the           [ ]         [ ]          [ ]
    fiscal year ending October 31, 1997.

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

-------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposal set forth on this Proxy.

      Please be sure to sign and date this Proxy.
---------------------------------------------------------

Shareholder sign here ------------------------Date-------


Co-owner sign here----------------------------Date-------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                                 NUV797
[ ] BK NUV797